                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 2.40 14a-12

                        SAMARNAN INVESTMENT CORPORATION
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                    SAMARNAN
                             INVESTMENT CORPORATION
                     PO BOX 651 / CLEBURNE, TEXAS 76033-0651

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 26, 2001

                                   ----------

         The Annual Meeting of Shareholders of Samarnan Investment Corporation, a Texas corporation (the "Company"), will be held on Thursday, April 26, 2001, at 11:00 A.M., in the Palermo Room of the Holiday Inn Fort Worth South Conference Center, 100 Alta Mesa East Blvd. (Alta Mesa at Interstate 35W South), Fort Worth, Texas, for the following purposes:

PROPOSAL (1)      To approve an Investment Advisory Agreement, dated as of April
                  1, 2001, between the Company and Voyageur Asset Management
                  Inc. ("VAM") pursuant to which VAM would act as the Company's investment advisor for debt securities.

PROPOSAL (2)      To elect seven (7) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

PROPOSAL (3)      To ratify or reject the selection by the Board of Directors of Cheshier & Fuller, L.L.P. as the independent certified public accountants of the Company for the current fiscal year.

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 16, 2001, shall be entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof.

         A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. If you do not expect to be present at the meeting, please sign, date and return the Proxy promptly in the enclosed envelope to which no postage need be affixed if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.

         Prompt response by our shareholders will reduce the time and expense of solicitation.


                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    GEORGE S. WALLS, JR.
                                    PRESIDENT

CLEBURNE, TEXAS
APRIL 1, 2001

                                    SAMARNAN
                             INVESTMENT CORPORATION
                    PO BOX 651 / CLEBURNE, TEXAS 76033-0651

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 26, 2001

                                   ----------

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Samarnan Investment Corporation, a Texas corporation (the "Company"), for use at the annual meeting of shareholders of the Company to be held on April 26, 2001, and any adjournment thereof, for the purposes set forth in the accompanying notice of meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about April 1, 2001.

                                 ANNUAL REPORT

         Accompanying this Proxy Statement is a copy of the Company's 2000 Annual Report to Shareholders.

                              COST OF SOLICITATION

         The cost of solicitation of proxies, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Proxies may be solicited without extra compensation by officers and employees of the Company by telephone, telegram or personally. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                             REVOCATION OF PROXIES

         Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice to the Secretary of the Company of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.

                         RECORD DATE AND VOTING RIGHTS

         The record date of shareholders entitled to vote was taken as of the close of business on March 16, 2001. On that date the Company had outstanding and entitled to vote, 1,201,768 shares of Common Stock, par value $1.00 per share, with each share entitled to one vote on each matter presented for action at the meeting. All votes cast in person or by proxy will be counted. Cumulative voting for directors is prohibited.

         If the proxy is properly executed, completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified therein. If no specification is made, the proxy will be voted in favor of each of the proposals.

                            QUORUM AND REQUIRED VOTE

         The holders of a majority of the number of shares of the Company's outstanding Common Stock entitled to vote at the meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the meeting.

     The affirmative vote of the holders of a majority of the Company's outstanding Common Stock is required to approve Proposal 1, the Investment Advisory Agreement, dated as of April 1, 2001 (the "VAM Agreement"), between the Company and Voyageur Asset Management Inc. ("VAM").

     In all other matters except the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting shall be the act of the shareholders. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote. Directors will be elected by a plurality of the votes cast by holders of shares present in person or represented by proxy at the meeting.

     George S. Walls, Jr., President and a director of the Company, and his sisters, Martha Walls Murdoch and Nancy Walls Devaney, both of whom are directors of the Company, together beneficially owned or had the right to vote as of March 16, 2001, an aggregate of 1,088,586 shares (90.58%) of Common Stock. (For additional information with respect to ownership of the Company's stock by members of the Walls family and by directors and officers of the Company, see "Principal Shareholders" and "Election of Directors-Stock Ownership of Directors and Officers"). The above named members of the Walls family have advised the Company that it is their present intention and the intention of the other record owners of such shares to vote all of their shares (i) for Proposal 1, the approval of the VAM Agreement; (ii) for Proposal 2, the election as directors of the nominees named under "Election of Directors" herein; and (iii) for Proposal 3, the ratification of the selection of Cheshier & Fuller, L.L.P. as the independent certified public accountants for the Company. Accordingly, in such event, the approval of the VAM Agreement, the election of such nominees as directors, and the ratification of the selection of such independent certified public accountants, is assured.

                             PRINCIPAL SHAREHOLDERS

     The following table set forth the number of shares of the Company's Common Stock beneficially owned as of March 16, 2001 by those shareholders known to the Company to own more than 5% of the Company's outstanding Common Stock. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such shareholder's name and
(ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner has the right to acquire beneficial ownership.

NAME AND ADDRESS                  SHARES OWNED              PERCENT OF CLASS
----------------                  ------------              ----------------
The George S. Walls Trust B        134,250(a)                    11.17%
Cleburne, Texas

Nancy Walls Devaney                391,701(b)                    32.59%
Cleburne, Texas

George S. Walls, Jr.               336,552(c)                    28.01%
Cleburne, Texas

Martha Walls Murdoch               226,083(d)                    18.81%
Cleburne, Texas

----------

(a) These shares are held in a trust created under the last will and testament of George S. Walls, deceased, for the benefit of the grandchildren of the late Mr. George S. Walls and his wife, the late Mrs. George S. Walls. Under the terms of the trust, the trustees may, at their sole discretion, make distributions from time to time of the income and assets of the trust to such grandchildren and, upon the death of Nancy Walls Devaney or George S. Walls, Jr., whichever is the last to die, are required to distribute all of the assets and income of the trust to such grandchildren. Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are the Co-Trustees of such trust.

(b)       Includes (i) 5,500 shares owned by the husband of Nancy Walls Devaney;
          (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of Nancy Walls Devaney who is the sole trustee of each of such trusts; and (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband Pete Devaney, and George S. Walls, Jr., are the trustees of each of such trusts; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to above in this note
          (b). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which Nancy Walls Devaney is a Co-Trustee, since Mrs. Devaney disclaims beneficial ownership of such shares.

(c) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr. Walls' children of which he is the sole trustee of each such trusts; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (c). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which George S. Walls, Jr. is a Co-Trustee, since Mr. Walls disclaims beneficial ownership of such shares.

(d) Includes, 4,500 shares owned by the husband of Martha Walls Murdoch. Does not include 134,250 shares held by the George S. Walls Trust B, described in note (a) above, of which Martha Walls Murdoch is a Co-Trustee, since Mrs. Murdoch disclaims beneficial ownership of such shares.

                               INVESTMENT ADVISORS

INTRODUCTION

          The Company has operated as a closed-end, diversified management company since its registration in April 1978 under the Investment Company Act of 1940, as amended (the "1940 Act"). From its inception as a registered investment company, the Company's primary investment objective was to receive current income and the preservation of its capital, with little emphasis on capital appreciation.

          To accomplish this and to maximize after-tax income to itself and its shareholders, the Company having qualified as a "regulated investment company" under the Internal Revenue Code in each of its fiscal years beginning with the fiscal year ended December 31, 1979, invested exclusively in debt securities the interest on which was exempt from federal income tax ("tax-exempt debt securities").

          In April, 1998, the Company's shareholders approved a change in the Company's investment objective for the purpose of broadening the objective to afford the Company more flexibility in the selection of its portfolio securities. The change permitted the Company to invest up to 49% of its portfolio in equity securities and debt obligations, the dividends and interest on which would be taxable for federal income tax purposes.

          To implement this change, the Board approved a plan whereby a portion of the Company's total portfolio consisting of common and preferred stocks and other types of equity securities was designated as the "Equity Portfolio" and the other portion of the portfolio consisting of both tax-exempt and taxable debt securities was designated as the "Debt Portfolio".

Equity Portfolio

          The Company retained Westwood Management Corp. ("Westwood") as its investment advisor for equity securities and to manage its Equity Portfolio pursuant to an Investment Advisory Agreement, dated as of April 1, 1999 (the "Westwood Agreement"), which was approved by the Company's shareholders at their annual meeting on April 16, 1999.

          The Westwood Agreement was approved for a one year period by unanimous vote of the Company's Board of Directors, which included those directors who were not "interested persons" as defined in the 1940 Act, on January 25, 2000 and on January 23, 2001.

         The following information has been furnished to the Company by Westwood for inclusion in this Proxy Statement.

         Westwood's address is 300 Crescent Court, Suite 1300, Dallas, Texas 75201.

         Westwood is a New York corporation which is a wholly owned subsidiary of Southwest Securities Group, Inc., a Delaware corporation ("Southwest Securities"). Southwest Securities is a publicly owned holding company with subsidiaries engaged in providing securities clearing, securities brokerage, investment banking and investment advisory services. To the knowledge of Southwest Securities no person owns 10% or more of its voting securities.

         Susan M. Byrne, President of Westwood, is the Company's portfolio manager for equity securities. Ms. Byrne, a founder of Westwood in 1983, has over 18 years experience in equity portfolio management.

Debt Portfolio

         Voyageur Asset Management LLC, a Minnesota limited liability corporation, and its predecessor, Voyageur Fund Managers, a Minnesota general partnership, (both entities being hereinafter referred to as "Voyageur") has been an investment advisor to the Company since 1991 pursuant to an Investment Advisory Agreement, dated as of April 1, 1991 (the "Agreement").

         The Agreement was approved by the Company's shareholders at their annual meeting on April 25, 1991 and thereafter it was approved annually for one year periods by unanimous vote of the Company's Board of Directors which included those directors who were not "interested persons" as defined in the 1940 Act.

         The Agreement was modified by an Amendment, dated as of April 1, 1999 (the "Amendment"), which was approved by the Company's shareholders at their annual meeting on April 16, 1999. The purpose of the Amendment was to (i) clarify and limit Voyageur's advisory services under the Agreement to those relating solely to debt securities and (ii) change the amount of advisory fee payable by the Company under the Agreement.

         The Agreement as modified by the Amendment is hereinafter referred to as the "Voyageur Agreement".

         The Voyageur Agreement provided for a fee of 0.27% per annum of the appraised value of the Debt Portfolio as of the last day of each fiscal quarter of the Company on which the New York Stock Exchange was open for trading. The fee was payable quarterly in arrears within ten days after the Company's receipt of Voyageur's appraisal of the Debt Portfolio and its statement of the fee due thereunder. The minimum annual fee payable under the Voyageur Agreement was $3,000.

         The criteria for making appraisals under the Voyageur Agreement was exactly the same as that provided in Section 2 of the Investment Advisory Agreement (the "VAM Agreement") with Voyageur Asset Management Inc. ("VAM") which is being submitted for approval by the Company's shareholders at this meeting and is attached to this Proxy Statement as Exhibit A.

         The Voyageur Agreement provided that Voyageur would render investment advice to the Company with respect to debt securities and manage its Debt Portfolio. It would not render any advice with respect to equity securities nor be responsible for the Company's Equity Portfolio.

         The Voyageur Agreement also contained provisions relating to the payment of expenses, its continuation and termination, liability of Voyageur to the Company, and indemnification of the Company by Voyageur that are identical to the same provisions in the VAM Agreement attached to this Proxy Statement as Exhibit A.

Termination of the Voyageur Agreement

         On December 8, 2000, Voyageur was merged into Voyageur Asset Management Inc., a Minnesota corporation ("VAM"), which is a wholly-owned subsidiary of Dain Rauscher Corporation. This transaction constituted an "assignment" of the Voyageur Agreement within the meaning of Section 2(a)(4) of the 1940 Act and under the provisions of Section 6(d) of the Voyageur Agreement the Voyageur Agreement automatically terminated as of that date.

         At a meeting of the Company's Board of Directors on December 7, 2000, the Board, including all those directors who were not "interested persons" as defined in the 1940 Act, unanimously:

         (A) determined that (i) an interim investment advisory contract with VAM was in the best interest of the Company, and (ii) the scope and quality of services to be provided to the Company by VAM under such interim contract would be at least equivalent to the scope and quality of services provided to the Company by Voyageur under the Voyageur Agreement; and

         (B) approved an Interim Investment Advisory Contract with VAM (the "Interim Contract") pursuant to Rule 15a-4 under the 1940 Act.

         The Interim Contract is identical to the Voyageur Agreement in all respects with the following modifications: (i) the effective date of the Interim Contract is December 8, 2000; (ii) unless sooner terminated, the Interim Contract will automatically terminate on May 7, 2001; (iii) the Company's Board of Directors or a majority of its outstanding voting securities may terminate the Interim Contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to VAM; (iv) the compensation payable to VAM under the Interim Contract (which is the same amount as that payable to Voyageur under the Voyageur Agreement) shall be held in an interest-bearing account with the Company's custodian or a bank; (v) if a majority of the Company's outstanding voting securities approve a definitive investment advisory agreement with VAM prior to May 7, 2001, the amount in the escrow account, including interest earned thereon, will be paid to VAM; and (vi) if a majority of the Company's outstanding voting securities do not approve a definitive investment advisory agreement with VAM prior to May 7, 2001, the Company will pay VAM out of the escrow account an amount equal to the lesser of: (a) any costs incurred by VAM in performing the Interim Contract, plus interest on that amount while in escrow; or (b) the total amount of the escrow account, including interest earned thereon while in escrow.

         Pursuant to the Interim Contract, the Company has placed in escrow with its custodian, Westwood Trust, $1,964 for the advisory fee owing to VAM under the Interim Contract for the period beginning December 8, 2000 and ending December 31, 2000.

         At December 31, 1999 and 2000, the Company had net assets of $17,808,460 and $18,452,839, respectively.

         The Company paid the following fees to its investment advisers in each of its fiscal years 1999 and 2000 which are represented in the percentage of the Company's net assets at the end of each such fiscal year as shown below:


                                    YEAR 1999

                              Advisory             Percentage
Name of Advisor                 Fees             of Net Assets
---------------               --------           -------------
Voyageur                      $43,743                   0.25%
Westwood                       11,107(1)                0.06%
                              -------                   ----
          Total               $54,850                   0.31%

----------

(1) Advisory fees from April 1, 1999 through December 31, 1999.

                                    YEAR 2000

                              Advisory             Percentage
Name of Advisor                 Fees             of Net Assets
---------------               --------           -------------
Voyageur                      $31,559(1)             0.17%
Westwood                       41,708                0.23%
VAM                             1,964(2)             0.01%
                              -------                ----
          Total               $75,231                0.41%

----------

(1) Advisory fees from January 1, 2000 to December 8, 2000.
(2) Advisory fees from December 8, 2000 through December 31, 2000.

                                   PROPOSAL I
                          APPROVAL OF THE VAM AGREEMENT

         The Board of Directors of the Company has unanimously, which includes those directors who are not "interested persons" as defined in the 1940 Act, approved and recommended to shareholders for their approval an Investment Advisory Agreement, dated as of April 1, 2001, with VAM (the "VAM Agreement").

         The decision of the Board to approve the VAM Agreement and recommend its approval by the Company's shareholders was based on the Board's opinion that the investment advice provided the Company by Voyageur and its management of the Debt Portfolio had been of substantial benefit to the Company in the past and it would be beneficial for the Company to continue its relationship with the principal officers of Voyageur who were now officers of VAM as a result of the merger of Voyageur into VAM. It was noted that Mr. Steven P. Eldredge a Senior Fixed Income Portfolio Manager of Voyageur who has been the Company's portfolio manager for the past five years, holds the same position with VAM and would continue to be the Company's portfolio manager for VAM. It also considered that with the exception of its effective date and the substitution of VAM for Voyageur as the other party thereto, the VAM Agreement would be identical to the Voyageur Agreement in all respects, including specifically the advisory fee and scope of the services to be rendered thereunder.

         If the VAM Agreement is approved by the shareholders, the Company does not anticipate having an increase in its operating expenses since the advisory fee payable under the VAM Agreement is the same as that payable under the Voyageur Agreement.

Summary of the VAM Agreement

         The following summary of the VAM Agreement is qualified in its entirety by reference to the copy thereof attached hereto as Exhibit A which shareholders are urged to read.

         The VAM Agreement provides that VAM will render investment advice to the Company with respect to debt securities and the management of the Company's Debt Portfolio. VAM will not render any advice to the Company with respect to equity securities nor will it be responsible for the management of the Company's Equity Portfolio.

         The VAM Agreement provides for an advisory fee based upon the value of the assets in the Debt Portfolio as of the last day of each fiscal quarter of the Company on which the New York Stock Exchange (the "NYSE") is open for trading (the "Appraisal Date").

         The fee is 0.27% per annum of the appraised value of the assets in the Debt Portfolio, which is payable on a quarterly basis in arrears with a minimum fee of $3,000 per annum. If VAM serves for less than the whole of any fiscal quarter, the fee is to be pro-rated for the portion of such quarter that VAM served as investment advisor.

         The quarterly fee is to be paid within ten days after the Company's receipt of VAM's appraisal of the Debt Portfolio and its statement of the fee due thereunder.

         The VAM Agreement provides that in making any appraisal, securities listed on any national securities exchange will be valued at the last quoted sales price, regular way, on the Appraisal Date on the principal exchange on which the security is listed; securities listed in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or traded in the over-the-counter market will be valued at the closing price or the highest reported bid price on the Appraisal Date, whichever is available; and securities not listed on any exchange or in NASDAQ or not traded in the over-the-counter market, as well as trades that have not been settled on the Appraisal Date, shall be valued as of the Appraisal Date at fair value as determined in good faith by VAM in accordance with policies approved by the Board of Directors.

         Under the VAM Agreement, VAM has agreed to furnish the Company investment advice and statistical services regarding debt securities, including, subject to authorization by the Chairman or the President of the Company, placing orders for the purchase and sale of debt securities for the Company's account. The Company will continue to pay all of its expenses, including legal and accounting fees, the fees and expenses of the Company's transfer agent, dividend disbursing agent and custodian, directors fees, and the expenses of directors and shareholders meetings. The Company will also pay any brokers commissions, transfer taxes or other charges directly relating to the purchase or sale of debt securities by VAM for the Company's account.

         VAM will pay all of its own administrative costs and expenses necessary and incident to providing the investment advisory services to the Company under the VAM Agreement.

         The VAM Agreement will become effective as of April 1, 2001 if it is approved by the vote of a majority of the holders of the Company's Common Stock prior to May 7, 2001, and will continue in effect for one year therefrom, and thereafter for successive one year periods, provided that each yearly continuation of the VAM Agreement is specifically approved, at least annually by
(i) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Company, and (ii) by the vote of a majority of the directors who are not parties to the VAM Agreement or "interested persons" (as defined in the 1940 Act) of VAM or of the Company, cast in person at a meeting duly called for the purpose of voting on such approval.

         The VAM Agreement provides that VAM will not be liable to the Company or third parties for acts or omissions not caused by VAM's willful misfeasance, bad faith or gross negligence or by the acts or omissions of any agent employed by VAM or any bank, trust company, broker, or other person with whom or into whose possession any monies or securities and investments may be deposited under the VAM Agreement, nor will it be liable for any action taken or omitted to be taken by VAM on the advice of its counsel, provided such counsel is reasonably acceptable to the Company.

         The VAM Agreement further provides that VAM will indemnify the Company against actions, litigation or other proceedings of any kind or nature and against any loss, liability, judgment, cost or penalty imposed as a result of such actions, litigation or proceedings arising out of any willful misfeasance, bad faith or gross negligence on the part of VAM in the performance of its duties under the VAM Agreement.

         The VAM Agreement provides that VAM is free to render services to others similar to those it renders to the Company under the VAM Agreement or of a different nature except those services which may conflict with the services rendered or the duties assumed by VAM under the VAM Agreement.

         The VAM Agreement may be terminated at any time without penalty by the Board of Directors of the Company or by the vote of a majority of its outstanding voting securities, or by VAM, on not more than 60 days' written notice to the other party. The VAM Agreement will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act.

Information Regarding VAM

         The following information has been furnished to the Company by VAM for inclusion in this Proxy Statement.

         VAM is a Minnesota corporation registered as an investment adviser under the Investment Advisers Act of 1940. VAM's address is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.


         VAM is a wholly-owned subsidiary of Dain Rauscher Corporation, a Delaware corporation, which in turn is wholly-owned by Royal Bank of Canada, a publically-held Canadian corporation. The address of Dain Rauscher Corporation is 60 South Sixth Street, Minneapolis, Minnesota 55402 and the address of Royal Bank of Canada is 200 Bay Street, Royal Bank Plaza, Toronto, Ontario, Canada M5J 2J5.


         The names and principal occupation(s) of the principal executive officers and directors of VAM is set forth below. The address of each such person is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

          Name                             Principal Occupation(s)
          ----                             ----------------------
          John G. Taft                     Chief Executive Officer and
                                           Director of VAM; President and
                                           Chief Executive Officer of Great
                                           Hall Investment Funds, Inc., a
                                           family of money market mutual funds

          John C. Appel                    Director of VAM; Director and Vice
                                           Chairman of Dain Rauscher
                                           Corporation, the parent of VAM and
                                           Dain Rauscher Incorporated;
                                           President Fixed Income Capital
                                           Markets of Dain Rauscher
                                           Incorporated, an SEC-registered
                                           broker-dealer and investment
                                           adviser

          Daniel J. Collins                  Chief Financial Officer of VAM;
                                             Controller of Dain Rauscher
                                             Corporation

          Jennifer D. Lammers                Compliance Officer of VAM; Vice
                                             President and Manager Financial
                                             Reporting and Fund Accounting of
                                             Dain Rauscher Incorporated

          Louis V. Nanne                     Senior Managing Director and
                                             National Sales Manager of VAM

          Irving Weiser                      Director of VAM; Chairman, Chief
                                             Executive Officer and President of
                                             Dain Rauscher Corporation and Dain
                                             Rauscher Incorporated

         VAM is an investment adviser to Great Hall Investment Funds, Inc., a family of money market mutual funds whose investment objectives may be deemed to be similar to those of the Debt Portfolio of the Company. VAM receives investment advisory fees equal to a percentage of each fund's average daily net assets as stated below:


                                                                       Assets under Management
Fund                                                         Fee        as of January 31, 2001
----                                                         ---       -----------------------
Great Hall Prime Money Market Fund                          0.44%               $5,418,577,008
Great Hall U.S. Government Money Market Fund                0.44%                  316,534,004
Great Hall Tax-Free Money Market Fund                       0.50%                  524,393,768
Great Hall Institutional Prime Money Market Fund            0.25%                  538,394,335
Great Hall Institutional Tax-Free Money Market Fund         0.25%                  140,732,010

         Currently, VAM has not waived, reduced or otherwise agreed to reduce its compensation from any of the funds, and therefore receives the full amount of its investment advisory fees.

         Stephen P. Eldredge will be the Company's portfolio manager for VAM. Mr. Eldredge has been Senior Fixed Income Portfolio Manager of VAM since December 2000. Prior to that time, Mr. Eldredge was a Senior Fixed Income Portfolio Manager of Voyageur where he had been employed since 1995. During the period of his employment by Voyageur, he was the Company's portfolio manager. Prior to joining Voyageur, Mr. Eldredge was a portfolio manager for ABT Mutual Funds from 1989 through 1995. He has over 20 years experience in portfolio management.

                                   PROPOSAL 2
                              ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the number of directors constituting the Board of Directors shall be not less than three or more than nine, with the exact number to be determined from time to time by the Board of Directors. The Board of Directors has adopted a resolution fixing the number of directors at seven for the current year.

         Each of the following persons is a nominee for director for a term of office expiring at the annual meeting of shareholders in the year 2002, or when his or her successor is elected and qualified.

         The information set forth below as to the principal occupations or employment of each of the nominees is for at least five years, with the exception of Mr. Yater. Since retiring in February 1996, Mr. Yater has managed his personal investments and those of his family. Prior to his retirement, he had for more than five years been a partner of Y&Y Partnership, Fort Worth, Texas (real estate investments) and an officer, director and stockholder of Stockyard Hotel, Inc., Fort Worth, Texas (hotel operations).


NAME AND PRINCIPAL                                             DIRECTOR
OCCUPATION OR EMPLOYMENT              AGE                        SINCE
------------------------              ---                      --------
*Nancy Walls Devaney                   53                        1978

   --Family Manager, Cleburne,
     Texas

 Joseph A. Monteleone                  58                        1992
   --Certified Public Accountant,
     Fort Worth, Texas

*Martha Walls Murdoch                                                            57                 1978
     --Family Manager, Cleburne, Texas

Steve Sikes                                                                      48                 1993
     --President and Chief Executive Officer
     AMSCO Steel Company, Inc. (steel fabricating),
     Fort Worth, Texas

Roland Walden                                                                    71                 1989
     --Retired.
     Prior thereto, President and Chief Executive Officer
     Brazos Bank, National Association, Alvarado, Texas

*George S. Walls, Jr.                                                            61                 1978
     --President and Chief Executive Officer of the Company

Tolbert F. Yater, III                                                            61                 1998
     --Personal Investments, Cleburne, Texas

----------

    * George S. Walls, Jr., and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 and "parents" as that term is defined in the rules and regulations of the Securities and Exchange Commission by virtue of their ownership of Common Stock and their family relationship.

         Should any of the above named nominees become unable or unwilling to accept nomination or election, any proxy granted pursuant to this solicitation will be voted for the election in his or her stead for such other person as management may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. To the knowledge of management, the nominees intend to serve the entire term for which election is sought.

         No officer, director or nominee to the Board of Directors of the Company is a director, general partner, officer, employee or security holder of Voyageur Asset Management Inc. or its predecessor, Voyageur Asset Management LLC, one the Company's investment advisors, or an affiliate thereof, or of Westwood Management Corp., the other investment adviser to the Company, or any affiliate thereof.

         Since the Board of Directors does not have standing audit, nominating or compensation committees, the functions that would normally be performed by those committees are performed by the entire Board of Directors. The Board met five times during 2000. Each member of the Board attended all of the meetings of the Board during 2000 except Mr. Sikes who attended 40% of the meetings and Mr. Monteleone who attended 80% of the meetings.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each present director, each nominee for director, and all directors and officers as a group as of March 16, 2001. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such owner's name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner had the right to acquire beneficial ownership.

                                                           AMOUNT AND NATURE OF                PERCENT
NAME OF BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP               OF CLASS
------------------------                                   --------------------               --------
Nancy Walls Devaney                                          391,701 shares(a)(b)                32.59%
Martha Walls Murdoch                                         226,083 shares(b)(c)                18.81%
Joseph A. Monteleone                                                None                            --
Steve Sikes                                                         None                            --
Roland W. Walden                                               4,400 shares                       0.37%
George S. Walls, Jr.                                         336,552 shares(b)(d)                28.01%
Tolbert F. Yater, III                                               None                            --
All officers and directors as a group (8 persons)          1,092,986 shares(a)(c)(d)(e)          90.95%

(a)       Includes (i) 5,500 shares owned by the husband of Nancy Walls Devaney;
          (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of Nancy Walls Devaney who is the sole trustee of each such trust; and (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband Pete Devaney and George S. Walls, Jr., are the trustees of each of such trusts; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to above in this note
          (a).

(b) Does not include 134,250 shares held by The George S. Walls Trust B described in note (a) under the caption "Principal Shareholders" above, of which Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are Co-Trustees, since Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. disclaim beneficial ownership of such shares.


(c)       Includes 4,500 shares owned by the husband of Martha Walls Murdoch.


(d) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr. Walls' children of which he is the sole trustee of each of such trusts; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (d).

(e) Includes 134,250 shares (11.17%) held by The George S. Walls Trust B of which Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are Co-Trustees, although each of such trustees disclaims beneficial ownership of such shares.

REMUNERATION

          George S. Walls, Jr., President and Chief Executive Officer, Nancy Walls Devaney, Vice President, and Jerry D. Wheatley, Secretary and Treasurer, are presently the only officers of the Company. The Company has no employees. No officer or other employee received any remuneration from the Company during the year ended December 31, 2000 in his or her capacity as an officer or employee; however, the accounting firm of Wheatley & Fowler, P.C., of which Mr. Wheatley is a stockholder, received fees from the Company of $10,600 during 2000.

          The Company does not have any stock option, bonus, profit sharing or other compensation plans, contracts, or arrangements or any pension or retirement plans, contracts or arrangements in which any director, nominee for election as a director, or officer of the Company may participate.

          The Company pays $300 to its directors for each meeting of the Board of Directors they attend.

          The following table sets forth the aggregate compensation paid by the Company to each of its directors during the year ended December 31, 2000.

                                                           AGGREGATE
          NAME OF PERSON AND CAPACITY                      COMPENSATION
          IN WHICH REMUNERATION IS RECEIVED                FROM THE COMPANY(1)
          ---------------------------------                ------------------
          *Nancy Walls Devaney - Director                       $1,500.00
          *Martha Walls Murdoch - Director                      $1,500.00
           Joseph A. Monteleone - Director                      $1,200.00
           Steve Sikes - Director                                $ 600.00
           Roland W. Walden - Director                          $1,500.00
          *George S. Walls, Jr. - Director                      $1,500.00
           Tolbert F. Yater, III - Director                     $1,500.00

---------

(1) Does not include $10,600 paid to Wheatley & Fowler, P.C. of which Jerry D. Wheatley, Secretary and Treasurer of the Company, is a stockholder.
* George S. Walls, Jr. and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

                                   PROPOSAL 3
                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

          A majority of the entire Board of Directors, including a majority of those members of the Board of Directors who are not "interested persons", as defined in the Investment Act of 1940, have selected Cheshier & Fuller, L.L.P. as the Company's independent certified public accountants for the fiscal year ending December 31, 2001. Cheshier & Fuller, L.L.P. has acted as the Company's independent certified public accountants since January 1, 1992 and its selection as the Company's independent certified public accountants for the fiscal year ended December 31, 2000, was ratified by the shareholders on April 25, 2000.

          If the shareholders do not ratify the selection of Cheshier & Fuller, L.L.P., the selection of another independent auditor will be considered by the Board of Directors. A representative of Cheshier & Fuller, L.L.P. will be present at the meeting, will be given the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders.

                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

          The date by which shareholder proposals must be received by the Company for possible inclusion in the proxy statement and form of proxy relating to the year 2002 annual meeting is December 1, 2001.

                          MANAGEMENT'S RECOMMENDATIONS

          The Board of Directors of the Company has unanimously recommended the approval of the VAM Agreement (Proposal 1), and has nominated and recommended to the shareholders the election of the seven nominees as directors (Proposal 2), and the ratification of Cheshier & Fuller, L.L.P. as the Company's independent certified public accountants (Proposal 3).

                                  MISCELLANEOUS

          Management of the Company knows of no matter, other than those described herein, that will be presented for action by the shareholders at the meeting, but it is intended that the proxies will be exercised upon any other matters and proposals that may legally come before the meeting, or any adjournment thereof, in accordance with the discretion of the persons named therein.

          Please date, sign and return the Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated as it will save the expense of further solicitation.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            GEORGE S. WALLS, JR.
                                            PRESIDENT

CLEBURNE, TEXAS
APRIL 1, 2001

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT



THIS AGREEMENT, made as of this 1st day of April, 2001, by and between Samarnan Investment Corporation, a Texas corporation (the "Fund"), and Voyageur Asset Management Inc., a Minnesota corporation ("VAM").

WITNESSETH:

1.        Investment Advisory Services

          The Fund hereby engages VAM, and VAM hereby agrees to act, as investment adviser for the Fund as hereinafter provided. VAM agrees, during the term of this Agreement, continuously to review and monitor the Fund's total portfolio of cash and investment securities and, from time to time as VAM in its discretion deems appropriate and in the Fund's best interests, to make investment recommendations to the Fund's management with regard to investments in debt securities (including, but not limited to, recommendations of debt securities that the Fund should purchase or sell and recommendations regarding the portion of the Fund's total portfolio that should be invested in securities other than debt securities or remain uninvested; provided that in making such recommendations VAM shall at all times be aware of the Fund's investment policy that provides at least 50% of the value of the Fund's total assets at the end of each of its fiscal quarters must consist of debt obligations the interest on which is exempt from Federal income tax under Section 103 of the Internal Revenue Code, as amended). That portion of the Fund's total portfolio that consists exclusively of debt securities is hereinafter called the "Debt Portfolio"; however, notwithstanding anything to the contrary herein contained, the term "Debt Portfolio" shall not include any of the following assets of the
Fund: cash, demand bank deposits, bank deposits bearing interest, any other indebtedness which matures in ninety (90) days or less from the date of purchase or acquisition by the Fund, or accrued interest on any of the foregoing.

          In conducting its review of the Fund's Debt Portfolio and in making its investment recommendations to the Fund under this Agreement, VAM shall at all times be guided by the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, as amended, as filed with the Securities and Exchange Commission, and by the investment objectives and policies of the Fund as set forth in the Registration Statement, as amended, and as interpreted from time to time by the Board of Directors of the Fund. The Fund undertakes and agrees to provide VAM with current copies of each such documents and to promptly notify VAM, in writing, in advance of any changes to such documents.

          Subject to the authorization by the Fund's management as hereinafter provided, VAM shall place orders for the purchase and sale of debt securities for the Fund's account directly with securities brokers and dealers selected by VAM, and VAM shall direct the Fund's custodian to pay for any such debt securities purchased by VAM for the Fund pursuant to this Agreement, and to deliver such securities that VAM may sell for the Fund's account, in each case only against receipt of countervalue and to persons other than VAM. Until VAM otherwise is notified in writing by the Fund, authorization by the Fund for VAM to purchase or sell debt securities for the Fund's account may be by either the Chairman of the Board or the President of the Fund. A written certificate of the signatures of such Fund officers shall be provided to VAM and may be relied upon by VAM until a replacement certificate is received by VAM from the Fund. Such certificate may also authorize VAM to act upon telephonic instructions received by VAM from persons named in such certificate. VAM shall not be liable to any person if it acts pursuant to telephonic or written instructions reasonably believed by VAM to have been received from an authorized person of the Fund (as named in the most recent certificate received by VAM from the Fund).

          VAM shall report to the Board of Directors regularly at such times and in such detail as the Board may from time to time reasonably determine to be appropriate, in order to permit the Board to determine the adherence of VAM to the investment policies of the Fund. Additionally, VAM agrees to furnish the Fund's Board of Directors with such additional reports and other data as the Board of Directors shall reasonably request including, but not limited to, industry surveys, news of recent developments, statistical data, and such other information as may keep the Board properly informed on developments relating to the Fund's Debt Portfolio.

          VAM hereby acknowledges that all records necessary in the operations of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than VAM should ever occur, VAM will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

2.        Compensation for Services

          The Fund shall pay to VAM, as full compensation for the services rendered by VAM under this Agreement, a fee based on the value of the assets in the Debt Portfolio, appraised as described below. Such fee shall be 0.27% per annum and shall be paid on a quarterly basis in arrears. The minimum fee shall be $3,000 per annum. For the purpose of calculating such fee, the value of the assets in the Debt Portfolio shall be determined as of each Appraisal Date. If VAM serves for less than the whole of any fiscal quarter, such fee shall be calculated and shall be payable on a pro rata basis for the portion of such quarter for which VAM had served as investment adviser hereunder. The fees due hereunder shall be paid by the Fund directly to VAM within ten (10) days after the Fund's receipt of the appraisal described below and VAM's statement of the fee due thereunder. VAM shall not be responsible and shall be reimbursed by the Fund for any and all charges for brokers' commissions, transfer taxes, and other charges incurred directly related to the purchase or sale of debt securities by VAM for the Fund's account pursuant to the provisions hereof.

          VAM shall provide the Fund with an appraisal of the Debt Portfolio, summarizing all of its assets, including accrued interest, as of the last day of each fiscal quarter of the Fund on which the New York Stock Exchange is open for trading (herein called the "Appraisal Date"). Each security listed on any national securities exchange shall be valued at the last quoted sales price, regular way, on the Appraisal Date on the principal exchange on which such security is traded. Each security listed in the National Association of Securities Dealers Automated Quotation System or traded in the over-the-counter market shall be valued at the closing price or the highest reported bid price on the Appraisal Date, whichever is available. Securities not listed on any national securities exchange or not listed in the National Association of Securities Dealers Automated Quotation System or not traded in the over-the-counter market, as well as trades that have not been settled on the Appraisal Date, shall be valued on the Appraisal Date at fair value as determined in good faith by VAM in accordance with policies approved by the Fund's Board of Directors.

3.        Allocation of Expenses

          VAM shall bear all of its own costs and expenses necessary and incident to its providing the investment advisory services rendered by it hereunder. In addition to the fee described in Section 2 hereof, the Fund shall pay all of its costs and expenses which are not expressly assumed hereunder by the VAM. The Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, Rule 12b-1 fees (if any), interest, taxes, brokerage fees and commissions, fees of the directors, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of issue and sale of shares, expenses of the printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents, administrative agents, accounting services agents, investor servicing agents and bookkeeping, auditing and legal expenses.

4.        Freedom to Deal With Third Parties

          VAM shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to rendered or the duties to be assumed hereunder.

5.        Liability; Indemnification

          VAM shall be liable for its acts and omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, and nothing herein shall protect VAM against any such liability to the Fund or its shareholders; provided, however, that VAM shall not be liable for acts and omission not caused by VAM's willful misfeasance, bad faith or gross negligence; and provided further that VAM shall not be liable for the acts and omission of any agent employed by VAM, nor for those of any bank, trust company, broker or other person with whom or into whose possession any monies or securities and investments may be deposited, pursuant to the provisions of this Agreement or any other Fund contract; and provided further that VAM shall not be liable for any defect in title of any property acquired, nor for any loss unless it shall occur through its own willful default, and provided further that VAM shall not be liable for any action taken or omitted to be taken by VAM on the advice of counsel to VAM, provided that said counsel is reasonably acceptable to the Fund.

          VAM agrees to indemnify the Fund against any and all actions, litigation and other proceedings of any kind or nature and against any loss, liability, judgment, cost or penalty imposed as a result of such actions, litigation or proceedings in any way arising out of or in connection with any willful misfeasance, bad faith or gross negligence on the part of VAM in the performance of its duties under this Agreement or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by VAM hereunder. In the event of the threat or institution of any such action, litigation or legal proceedings against the Fund, VAM shall defend such action, litigation or proceedings on behalf of the Fund at its own expense, and shall pay any such loss, liability, judgment, cost or penalty resulting therefrom, whether imposed by legal authority or agreed upon by way of compromise and settlement; provided, however, VAM shall not be required to pay or reimburse the Fund for any loss, liability, judgment, cost or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by the Fund to VAM, or to VAM by a director, officer or employee of the Fund who is not an "interested person" (as defined in the Investment Company Act of 1940, as amended) of VAM, unless the information so supplied or omitted was known, or reasonably should have been known, to VAM without recourse to the Fund or any such person referred to above.

6.        Effective Date, Duration and Termination of Agreement

          (a) The effective date of this Agreement shall be April 1, 2001; provided this Agreement is approved by the vote of a majority of the outstanding voting securities of the Fund prior to May 7, 2001.

          (b) Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of one year from its effective date, and thereafter for successive yearly periods, provided that each such yearly continuation of the Agreement is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of VAM or of the Fund, cast in person at a meeting called for the purpose of voting on such approval. VAM agrees to notify the Fund of any change in ownership of VAM, within a reasonable time after such change.

          (c) This Agreement may be terminated at any time, without the payment of penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, or by VAM, upon not more than sixty (60) days' written notice to the other party.

          (d) This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Investment Company Act of 1940, as amended). Upon such assignment, the Fund will be promptly notified.

          (e) Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of the Fund shall mean the lesser of (i) the vote of 67% or more of the voting securities of the Fund present at a regular or special meeting of the shareholders duly called, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities of the Fund.

7.        Amendments to Agreement

          No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund.

8.        Notices

          Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notice.

9.        Governing Law

          This Agreement shall be construed in accordance with the laws of the State of Minnesota.

          IN WITNESS WHEREOF, the Fund and VAM have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

SAMARNAN INVESTMENT CORPORATION


By:
   -------------------------------
   George S. Walls, Jr.
   President


VOYAGEUR ASSET MANAGEMENT INC.



By:
   -------------------------------
   John G. Taft
   Chief Executive Officer

                         SAMARNAN INVESTMENT CORPORATION
                      P.O. BOX 651 / CLEBURNE, TEXAS 76033


                      PROXY--ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 26, 2001

          The undersigned hereby appoints Martha Walls Murdoch and Nancy Walls Devaney, or either of them, with power of substitution, as Proxies to vote, as designated below, all stock of Samarnan Investment Corporation owned by the undersigned at the Annual Meeting of Shareholders to be held on Thursday, April 26, 2001, at 11:00 A.M, in the Palermo Room of the Holiday Inn Fort Worth South Conference Center, 100 Alta Mesa East Blvd. (Alta Mesa at Interstate 35W, South), Fort Worth, Texas, upon such business as may properly come before the meeting, including the following as set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement:


PROPOSAL (1) APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

         Approval of the Investment Advisory Agreement between the Company and Voyageur Asset Management Inc.

         [ ] FOR approval       [ ] AGAINST approval      [ ] ABSTAIN


PROPOSAL (2) ELECTION OF DIRECTORS

         [ ] FOR all nominees listed below (except as marked to the contrary below).

         [ ] WITHHELD AUTHORITY to vote for all nominees listed below.

         Nancy Walls Devaney, Martha Walls Murdoch, Roland W. Walden, Steve Sikes, George S. Walls, Jr., Joseph A. Monteleone, and Tolbert F. Yater, III

         (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:)

--------------------------------------------------------------------------------

PROPOSAL (3) APPROVAL OF APPOINTMENT OF CHESHIER & FULLER, L.L.P.

         [ ] FOR approval       [ ] AGAINST approval      [ ] ABSTAIN



         (4) IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                 (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (1) FOR PROPOSAL 1, THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT WITH VOYAGEUR ASSET MANAGEMENT INC., (2) FOR PROPOSAL 2, THE ELECTION OF THE SEVEN NOMINEES FOR DIRECTORS, AND (3) FOR PROPOSAL 3, THE APPROVAL OF THE APPOINTMENT OF CHESHIER & FULLER, L.L.P.


         This proxy may be revoked prior to the exercise of the powers by the proxy

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         Dated:             , 2001
               -------------


                                           -------------------------------------
                                              (Signature)


                                           -------------------------------------
                                              (Signature, if held jointly)


Note: Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership please sign in the partnership name by an authorized person.

    PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED ENVELOPE.

                                    SAMARNAN
                             INVESTMENT CORPORATION




                              ANNUAL REPORT TO THE
                SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2000




                         SAMARNAN INVESTMENT CORPORATION
                                   P.O. BOX 651 / Cleburne, Texas 76031-0651

                     [CHESHIER & FULLER, L.L.P. LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Samarnan Investment Corporation

We have audited the accompanying statement of assets and liabilities of Samarnan Investment Corporation, including the schedule of investments in securities, as of December 31, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Samarnan Investment Corporation as of December 31, 2000, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                  /s/ CHESHIER & FULLER, L.L.P.
                                                  -----------------------------
                                                  CHESHIER & FULLER, L.L.P.


Dallas, Texas
March 6, 2001

                                [SAMARNAN LOGO]
                         SAMARNAN INVESTMENT CORPORATION
                       Statement of Assets and Liabilities
                                December 31, 2000

Assets:
     Investments in securities at market (identified cost $16,781,278)       $ 18,042,599
     Cash                                                                         268,348
     Accrued dividends receivable                                                  10,786
     Accrued interest receivable                                                  155,660
                                                                             ------------
     Total assets                                                              18.477,393
                                                                             ------------

Liabilities:
     Payables:
     Accounts payable                                                              24,554
                                                                             ------------
     Total liabilities                                                             24,554
                                                                             ------------
     Net assets applicable to outstanding capital shares, equivalent
         to $15.36 per share                                                 $ 18,452,839
                                                                             ============

Analysis of net assets:
     Capital shares - authorized 2,000,000 shares of $1.00 par value;
         outstanding 1,201,768 shares                                        $  1,201,768
     Accumulated net realized gains of $613,419 less accumulated
         distribution of $1,154,071                                              (540,922)
     Unrealized appreciation of investments                                     1,261,321
     Undistributed net investment income                                          724,363
     Retained earnings at April 29, 1978, commencement of operations
         as an investment company                                              15,806,309
                                                                             ------------
                                                                             $ 18,452,839
                                                                             ============



                 See accompanying notes to financial statements.

                                [SAMARNAN LOGO]
                         SAMARNAN INVESTMENT CORPORATION
                             Statement of Operations
                          Year Ended December 31, 2000

Investment income:
     Dividends                                                                         $    127,080
     Interest                                                                               726,518
                                                                                       ------------
         Total income                                                                       853,598
                                                                                       ------------

Expenses:
     Investment advisory fee                                                                 75,209
     Legal and professional fees                                                             42,045
     Audit fees                                                                              14,200
     Directors fees                                                                           9,300
     Custodian expense                                                                        9,000
     Administrative fees                                                                      6,689
     Office and printing supplies                                                             2,136
                                                                                       ------------
         Total expenses                                                                     158,579
                                                                                       ------------
         Net investment income                                                              695,019
                                                                                       ------------

Realized and unrealized gain (loss) on investments:

     Realized gain from security transactions - excluding short-term securities:
             Proceeds from sales                                                         10,109,739
             Cost of securities sold, net of amortization of bond premiums               10,529,500
                                                                                       ------------
             Net realized (loss)                                                           (419,761)
                                                                                       ------------

Unrealized appreciation of investments:
     Beginning of period                                                                    195,178
     End of period                                                                        1,261,321
                                                                                       ------------
         Increase in unrealized appreciation on investments                               1,066,143
                                                                                       ------------
         Net realized and unrealized gain on investments                                    646,382
                                                                                       ------------
         Increase in net assets from operations                                        $  1,341,401
                                                                                       ============

Total expenses as a percentage of total investment income                                      18.6%
                                                                                       ============

                See accompanying notes to financial statements.

                                [SAMARNAN LOGO]
                         SAMARNAN INVESTMENT CORPORATION
                       Statement of Changes in Net Assets
                     Years Ended December 31, 2000 and 1999


                                                                   2000            1999
                                                               ------------    ------------

Increase (decrease) in net assets from operations:
     Net investment income                                     $    695,019    $    783,696
     Net realized gain (loss) from security transactions           (419,761)        (42,204)
     Increase (decrease) in unrealized appreciation
         of investments                                           1,066,143        (811,374)
                                                               ------------    ------------

Increase (decrease) in net assets from operations                 1,341,401          69,882)
                                                               ------------    ------------

Dividends and distributions to shareholders:
     Net investment income                                         (697,024)       (805,185)
     Capital gains                                                       -0-             -0-
                                                               ------------    ------------

Decrease in net assets from dividends and distributions
    to shareholders                                                 697,024)        805,185)
                                                               ------------    ------------

     Increase (decrease) in net assets                              644,377        (875,067)

Net assets:
     Beginning of period                                         17,808,462      18,683,529
                                                               ------------    ------------

     End of period (including undistributed investment
          income of $724,363 and $726,368, respectively)       $ 18,452,839    $ 17,808,462
                                                               ============    ============


                 See accompanying notes to financial statements.

                                [SAMARNAN LOGO]
                         SAMARNAN INVESTMENT CORPORATION
                              Financial Highlights
               For Each of the Years in the Five-Year Period Ended
                                December 31, 2000

                                               2000            1999            1998            1997            1996
                                           ------------    ------------    ------------    ------------    ------------
Per share data

Investment income - interest               $        .71    $        .75    $        .81    $        .82    $        .82
Expenses                                           (.13)           (.10)           (.10)           (.08)           (.08)
                                           ------------    ------------    ------------    ------------    ------------
    Net investment income                           .58             .65             .71             .74             .74

Net realized and unrealized gains
    (losses) on investments                         .54            (.71)            .15             .30            (.16)
Dividends from net investment income               (.58)           (.67)           (.71)           (.75)           (.71)
Distributions from net realized
    long-term gains on securities                    --              --              --              --            (.01)
                                           ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
    net asset value                                 .54            (.73)            .15             .29            (.14)
Net asset value:
    Beginning of period                           14.82           15.55           15.40           15.11           15.25
                                           ------------    ------------    ------------    ------------    ------------
    End of period                          $      15.36    $      14.82    $      15.55    $      15.40    $      15.11
                                           ============    ============    ============    ============    ============

Ratios

Expenses to average net assets                      .87             .70             .66             .66             .51
Investment income from operations
     to average net assets                         4.71            5.03            5.22            5.22            5.45
Portfolio turnover                                54.00           34.00           29.00           23.72           19.05
                                           ============    ============    ============    ============    ============
Average shares outstanding                    1,201,768       1,201,768       1,201,768       1,201,768       1,201,768
                                           ============    ============    ============    ============    ============



                 See accompanying notes to financial statements.

                                [SAMARNAN LOGO]
                         SAMARNAN INVESTMENT CORPORATION
                          Notes to Financial Statements
                                December 31, 2000

(1)  Summary of Significant Accounting Policies

     The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The fund seeks tax free income and preservation of capital through a diversified portfolio of bonds and equity securities. The significant accounting policies followed by the Company are summarized as follows:

     (a)  Securities

          Investments in securities are carried at market value. Security transactions are accounted for on the trade date. The cost of securities sold is based on identifying specific issues delivered against each sale. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

          Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

          Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the board of directors.

          (b)  Dividends and Distributions

          Dividends and distributions to shareholders are recorded on the ex-dividend date.

          (c)  Bond Premiums and Discounts

          Bond premiums are amortized to the maturity date of the bond on a straight-line basis. Bond discounts are not amortized; these are included as realized gains when the bond is sold or matures. The amortization for any one year is not material.

                                [SAMARNAN LOGO]
                         SAMARNAN INVESTMENT CORPORATION
                          Notes to Financial Statements
                                December 31, 2000

(1)  Summary of Significant Accounting Policies, continued

     (d)  Accounting Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  Investment Advisory Contract

     The Company has contracted with Voyageur Fund Managers to provide investment advisory services. Under this contract, the Company is furnished investment, clerical and statistical services regarding its investments in debt securities. The fee for these investment advisory services is based on .27% of the value of the assets in the debt portfolio and is paid on a quarterly basis in arrears. Effective December 8, 2000, Voyageur Fund Managers was merged into Voyageur Asset Management, Inc., a wholly-owned subsidiary of Dain Rauscher Corporation. The Company approved an interim contract which will automatically terminate May 7, 2001. The terms of the interim contract, having only a few modifications, are substantially identical to the original Voyageur Agreement.

     Effective April 1, 1999 the Company contracted with Westwood Management Corp. to provide investment advisory services. Under this contract, the Company is furnished investment, supervisory and clerical services regarding its investment in equity securities. The fee for these investment advisory services is based on 0.75% of the value of the assets in the equity portfolio and is paid on a quarterly basis in arrears.

(3)  Federal Income Taxes

     No provision has been made for Federal income taxes since it is the plan of the Company to distribute substantially all of its investment income, including the net realized gains on investments, and to qualify as a "regulated investment company" under the applicable sections of the Internal Revenue Code.

                                [SAMARNAN LOGO]
                         SAMARNAN INVESTMENT CORPORATION
                          Notes to Financial Statements
                                December 31, 2000

(4)  Securities Transactions

     In 2000, cost of purchases and proceeds from sales or maturities of securities, other than short-term securities, amounted to $9,582,447 and $10,109,740, respectively.

     There were no differences between the cost bases of securities for Federal income tax and financial statement purposes. The aggregate unrealized appreciation and depreciation for all securities as of December 31, 2000 were $1,539,814 and $278,493, respectively.

(5)  Dividends and Distributions to Shareholders

     Cash dividends paid during the years ended December 31, 2000 and 1999 amount to $.59 and $.67 per share, respectively.

     Cash dividends of $.14 per share from the balance of undistributed net investment income were declared by the Company's Board of Directors on January 23, 2001, payable to shareholders of record February 5, 2001.

(6)  Concentrations of Credit Risk

     At December 31, 2000, and at various other times during the year, the Company had cash balances in excess of federally insured limits of $100,000.

                                [SAMARNAN LOGO]
                         SAMARNAN INVESTMENT CORPORATION
                      Schedule of Investments in Securities
                                December 31, 2000

                                           Principal
                                             Amount      Fair
                                           or Shares    Value
                                           ---------  ----------
Common stocks -- 38.80%
Basic materials -- 1.40%
  ALCOA                                       2,500   $   83,750
  Georgia Pacific                             5,400      168,075
Capital goods -- 1.70%
  Deere & Co.                                 1,800       82,463
  Pall Corp.                                  3,300       70,331
  United Technologies Corp.                   2,000      157,250
Consumer discretionary -- 3.40%
  Clear Channel Communications                1,352       65,488
  Limited, Inc.                               7,100      121,144
  Time Warner, Inc.                           2,400      125,376
  Univision Communications, Inc.              4,000      163,750
  The Walt Disney Co.                         4,800      138,900
Consumer staples -- 2.10%
  Anheuser-Busch, Inc.                        3,000      136.500
  Avon Products                               1,600       76,600
  Brinker International, Inc.                 4,000      169,000
Energy -- 0.40%
  Williams Companies, Inc.                    1,800       71,888
Exploration & Drilling -- 2.10%
  Apache Corp.                                2,200      154,137
  Devon Energy Corporation                    2,492      151,937



                 See accompanying notes to financial statements.

                                [SAMARNAN LOGO]
                         SAMARNAN INVESTMENT CORPORATION
                      Schedule of Investments in Securities
                                December 31, 2000

                                         Principal
                                           Amount        Fair
                                         or Shares      Value
                                         ---------     -------
  Transocean Sedco Forex, Inc.              1,500       69,000
Financial Services -- 3.40%
  CitiGroup                                 2,799      142,924
  PNC Financial Services Group              2,100      153,431
  T. Rowe Price Associates                  3,500      147,930
  Southtrust Corp.                          4,300      174,956
Healthcare -- 3.10%
  King Pharmaceuticals                      3,200      165,400
  Merck & Co.                               1,000       93,625
  Pharmacia Corp.                           2,266      138,226
  Wellpoint Health Networks                 1,400      161,350
Insurance -- 1.90%
  Metlife Inc.                              5,100      178,500
  Nationwide Financial Services-A           3,300      156,750
Oil/Domestic -- 0.80%
  ExxonMobil Corporation                      700       60,856
  Kerr-McGee                                1,200       80,325
Technology -- 2.60%
  Compaq Computer                           6,900      103,845
  IBM                                       1,500      127,500
  Nokia Corp. -- Sponsored ADRA               500       21,750
  Oracle Corp.                              5,200      151,125
  SCI Sys., Inc.                            2,800       73,850



                 See accompanying notes to financial statements.

                                [SAMARNAN LOGO]
                         SAMARNAN INVESTMENT CORPORATION
                      Schedule of Investments in Securities
                                December 31, 2000

                                              Principal
                                                Amount       Fair
                                              or Shares     Value
                                              ---------    -------

Transportation and Services -- 1.20%
  Delta Airlines                                1,400       70,263
  United Parcel Service -- CLB                  2,400      141,000
Utilities -- 2.50%
  Progress Energy, Inc.                         2,806      137,971
  SBC Communications                            3,000      143,250
  TECO Energy, Inc.                             1,100       35,612
  Verizon Communications                        2,700      135,337
REITS -- 7.50%
  Apartment Investment                          3,100      154,806
  Boston Properties, Inc.                       3,300      143,550
  Equity Office Properties Trust                4,600      150,075
  Equity Residential Properties Trust           2,800      154,875
  Host Marriott Corp.                          11,700      151,369
  KIMCO Realty Corporation                      3,400      150,237
  Prologis TR                                   6,800      151,300
  Simon Property Group, Inc.                    6,200      148,800
  Vornado Realty Trust                          3,800      145,588
International -- 4.70%
  IShares Inc. MSCI -- Australia                2,500       23,750
  IShares Inc. MSCI -- Austria                    300        2,269
  IShares Inc. MSCI -- Belgium                    600        7,650
  IShares Inc. MSCI -- France                   4,200      103,688


                 See accompanying notes to financial statements.

                                [SAMARNAN LOGO]
                        SAMARNAN INVESTMENT CORPORATION
                     Schedule of Investments in Securities
                               December 31, 2000



                                             Principal
                                               Amount         Fair
                                             or Shares       Value
                                             ---------     ---------

IShares Inc. MSCI -- Germany                    4,100         79,950
IShares Inc. MSCI -- Hong Kong                  1,500         17,250
IShares Inc. MSCI -- Italy                      1,800         40,725
IShares Inc. MSCI -- Japan                     18,800        207,975
IShares Inc. MSCI -- Netherlands                2,200         49,912
IShares Inc. MSCI -- Singapore                  1,400          9,100
IShares Inc. MSCI -- Spain                      1,200         27,525
IShares Inc. MSCI -- Sweden                     1,400         25,025
IShares Inc. MSCI -- Switzerland                3,500         58,844
IShares Inc. MSCI -- United Kingdom            10,800        190,350
                                                           ---------
     Total common stocks (cost $6,133,649)                 6,995,978
                                                           ---------





                 See accompanying notes to financial statements.

                                [SAMARNAN LOGO]
                         SAMARNAN INVESTMENT CORPORATION
                      Schedule of Investments in Securities
                                December 31, 2000

                                                                    Principal
                                                                      Amount        Fair
                                                                    or Shares      Value
                                                                    ---------     -------
Municipal bonds--61.20%
    Palatine, IL-Schl Dist #15 G.O.--5.900% due 12/01/01             450,000      457,011
    King County, Washington ISD #408--6.100% due 12/01/01            300,000      305,136
    Indiana Municipal Power--5.250% due 01/01/02                     500,000      506,015
    Alaska State Housing Finance Corp.--5.900% due 12/01/04          600,000      635,154
    Box Elder, UT-G.O.--5.150% due 06/15/05                          300,000      305,925
    Chicago, IL-Wastewater Rev.--5.400% due 01/01/06                 500,000      524,760
    North Miami Health Fac.Rev.Catholic--5.300% due 08/15/06         200,000      210,846
    Clark County, NV-School District--5.500% due 06/15/07            800,000      842,752
    North Miami Health Fac.Rev.Catholic--5.400% due 08/15/07         375,000      399,818
    Alabama CLG & Univ. Tuskegee--5.500% due 09/01/07                500,000      533,465
    Wisconsin Health & Education-Sinai--5.500% due 08/15/08          600,000      636,744
    Missouri State Health--5.550% due 02/01/09                       200,000      207,650
    Goodhue City, MN EDA Lease--5.600% due 02/01/09                  285,000      297,665
    Illinois Health Fac. Auth.--6.000% due 02/15/11                  500,000      520,000
    Harmony, MN MFHR-Zedakah Found.--5.700% due 03/01/11             260,000      271,596
    Harmony, MN MFHR-Zedakah Found.--5.700% due 09/01/11             265,000      276,819
    Chaska, MN ISD-- 5.875% due 02/01/12                             300,000      318,423
    Volusia City Health Fac.--6.000% due 06/01/12                    600,000      644,826
    Montgomery County PA IDA--5.625% due 11/15/12                    500,000      487,510
    Fairburn Combined Utilities--5.375% due 10/01/13                 250,000      248,640
    Louisiana Housing Fin. Agency--6.000% due 09/01/15               670,000      696,311
    Illinois Health Fac.--5.120% due 12/01/15                        250,000      245,710




                 See accompanying notes to financial statements.

                                [SAMARNAN LOGO]
                         SAMARNAN INVESTMENT CORPORATION
                      Schedule of Investments in Securities
                                December 31, 2000

                                                        Principal
                                                          Amount         Fair
                                                        or Shares       Value
                                                        ---------   ------------
Florida Housing Fin. Corp.--6.000% due 10/01/19          430,000         440,561
Colorado Educ. & Cultural -- 6.875% due 12/15/20         250,000         257,695
St. Paul HRA--5.500% due 10/01/2                         250,000         251,215
Golden Valley MN Rev.--5.500% due 12/01/25               300,000         274,374
Colorado Health -- due 01/15/28                          250,000         250,000
                                                                    ------------
     Total municipal bonds (cost $10,647,629)                         11,046,621
                                                                    ------------

     Total--100% (cost $16,781,278)                                 $ 18,042,599
                                                                    ============


                 See accompanying notes to financial statements.

                         SAMARNAN INVESTMENT CORPORATION
          P.O. BOX 651 / CLEBURNE, TEXAS 76031-0651/ TEL: 817.645-2108
    FAX: 817.641-7884 / EMAIL: samarnan@aol.com / INTERNET: www.samarnan.com
                                                            (Under Construction)





BOARD OF DIRECTORS                          LEGAL COUNSEL
    Nancy Walls Devaney                         Richard S. Whitesell, Jr.
    Joe Monteleone                              4211 Arcady Avenue
    Martha Walls Murdoch                        Dallas, Texas 75205
    Steve Sikes
    Roland Walden                           INDEPENDENT AUDITORS
    Sam Walls                                   Cheshier & Fuller, L.L.P.
    Tommy Yater                                 14175 Proton Road
                                                Dallas, Texas 75244
OFFICERS
    Sam Walls, President                    INVESTMENT ADVISORS
    Nancy Devaney, Vice President               Voyageur Asset Management Inc.
    Jerry Wheatley, Secretary/Treasurer         Suite 4300
                                                90 South Seventh Street,
CUSTODIAN                                       Minneapolis, Minnesota 55402
    Westwood Trust
    300 Crescent Court, Suite 1300              Westwood Management Corp.
    Dallas, Texas 75201                         300 Crescent Court, Suite 1300
                                                Dallas, Texas 75201
Registered shareholders (shares held
in your name) with questions                REGISTRAR AND TRANSFER AGENT
regarding your account such as                  Securities Transfer Corporation
change of name or address or lost               2591 Dallas Parkway, Suite 102
certificates should contact our                 Frisco, TX 75034
transfer agent as shown at the                  Telephone:    469.633-0101
right.                                          Fax:  469.633-0088
                                                http://www.stctransfer.com


ANNUAL MEETING

The Annual Meeting of Shareholders of Samarnan Investment Corporation will be held April 26, 2001, at 11:00 AM, in the Palermo Room of the Holiday Inn Fort Worth South Conference Center, 100 Alta Mesa East Boulevard (Alta Mesa at Interstate 35W South), Fort Worth, Texas.

----------

SAMARNAN INVESTMENT CORPORATION is registered under the Investment Company Act of 1940 as a diversified, closed-end management company.